                                   EXHIBIT 10





                                1997 CONSULTANT
                            STOCK COMPENSATION PLAN

                    1997 CONSULTANT STOCK COMPENSATION PLAN


I.       Purpose of the Plan.

         The purpose of this Plan is to further the growth of Dawcin International Corp. and its Subsidiaries (together being the "Company") by allowing the Company to compensate consultants and certain other persons providing bona fide services to the Company, through the award of Dawcin International Corp. common stock.

II.      Definitions.

         Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

         1. "Award" means any grant of Common Stock made under this Plan.

         2. "Board of Directors" means the Board of Directors of Dawcin International Corp.

         3. "Code" means the Internal Revenue Code of 1986, as amended.

         4. "Common Stock" means the common stock, par value $.0001 per share, of Dawcin International Corp.

         5. "Date of Grant" means the day the Board of Directors authorizes the grant of an Award or such later date as may be specified by the Board of Directors as the date a particular Award will become effective.

         6. "Employee" means any person or entity that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company in a key capacity; an officer or director of the Company; a person or company engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm.

         7. "Subsidiary" means any corporation that is a subsidiary with regard to as that term is defined in Section 424(f) of the Code.

III.     Effective Date of the Plan.

         The effective date of this Plan is January 9, 1997.

IV.      Administration of the Plan.

         The Board of Directors will be responsible for the administration of this Plan, and will grant Awards under this Plan. Subject to the express provisions of this Plan, the Board of Directors shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Board of Directors on the matters referred to in this Section shall be conclusive. The Board of Directors shall have sole and absolute discretion to amend this Plan. No member of the Board of Directors shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

V.       Stock Subject to the Plan.

         The maximum number of shares of Common Stock as to which Awards may be granted under this Plan is 2,300,000 shares. The Board of Directors may increase the maximum number of shares of Common Stock as to which Awards may be granted at such time as it deems advisable.

VI.      Persons Eligible to Receive Awards.

         Awards may be granted only to Employees.

VII.     Grants of Awards.

         Except as otherwise provided herein, the Board of Directors shall have complete discretion to determine when and to which Employees Awards are to be granted, and the number of shares of Common Stock as to which Awards granted to each Employee will relate. No grant will be made if, in the judgment of the Board of Directors, such a grant would constitute a public distribution within the meaning of the Securities Act of 1933, as amended (the "Act"), or the rules and regulations promulgated thereunder.

VIII.     Delivery of Stock Certificates.

          As promptly as practicable after authorizing the grant of an Award, Dawcin International Corp. shall deliver to the person who is the recipient of the Award, a certificate or certificates registered in that person's name, representing the number of shares of Common Stock that were granted. If applicable, each certificate shall bear a legend to indicate that the Common Stock represented by the certificate was issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act.

IX.      Employment.

         Nothing in this Plan or in the grant of an Award shall confer upon any Employee the right to continue in the employ of the Company nor shall it interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

X.       Laws and Regulations.

         1. The obligation of Dawcin International Corp. to sell and deliver shares of Common Stock on the grant of an Award under this Plan shall be subject to the condition that counsel for Dawcin International Corp. be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

         2. This Plan is intended to meet the requirements of Rule 16b-3 in order to provide officers and directors with certain exemptions from Section 16(b) of the Securities Exchange Act of 1934, as amended.

XI.      Withholding of Taxes.

         If subject to withholding tax, the Company shall be authorized to withhold from an Employee's salary or other cash compensation such sums of money as are necessary to pay the Employee's withholding tax. The Company may elect to withhold from the shares to be issued hereunder a sufficient number of shares to satisfy the Company's withholding obligations. If the Company becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of an Award and the Employee fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

XII.     Termination of the Plan.

         The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date.

XIII.     Delivery of Plan.

          A copy of this Plan shall be delivered to all participants, together with a copy of the resolution or resolutions of the Board of Directors authorizing the granting of the Award and establishing the terms, if any, of participation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Garden City, State of New York, on this 7th day of January, 1997.

                                               DAWCIN INTERNATIONAL CORP.

                                               By: /s/ William G. Lucas
                                                   ---------------------------
                                                   William G. Lucas
                                                   Chairman & Chief Executive
                                                   Officer

         Each person whose signature appears below on this Registration Statement hereby constitutes and appoints William G. Lucas, Chairman, or his successor in office, with full power to act as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities (until revoked in writing) to sign any and all amendments (including post effective amendments and amendments thereto) this Registration Statement on Form S-8 of Dawcin International Corp., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitute may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                           Title                       Date
---------                           -----                       ----


/s/ William G. Lucas          Chairman & Chief             January 7, 1997
----------------------        Executive Officer
William G. Lucas


/s/ John George               Treasurer & Director         January 7, 1997
----------------------
John George


/s/ Robert W. Seiffert        Director                     January 7, 1997
----------------------
Robert W. Seiffert


/s/ Lisa Vota                 Vice President Finance,      January 7, 1997
----------------------        Secretary & Director
Lisa Vota